IMPACT MANAGEMENT INVESTMENT TRUST

                                TABLE OF CONTENTS

SECTION                                                                    PAGE
--------------------------------------------------------------------------------

A Message From Your President ............................................     1

A Message From Your Investment Management Team
     An Update on the Market .............................................     2
     A Message From Your Portfolio Manager- IMPACT Total Return Portfolio      3
     A Message From Your Portfolio Manager- Jordan 25 Fund ...............     4


IMPACT TOTAL RETURN PORTFOLIO
    Fund Performance .....................................................     5
     Financial Highlights- Retail Class ..................................     9
     Financial Highlights- Wholesale Class ...............................    10
     Financial Highlights- Traditional Class .............................    11
     Statement of Assets and Liabilities .................................    12
     Statement of Investments in Securities ..............................    13
     Statement of Operations .............................................    15
     Statements of Changes in Net Assets .................................    16


JORDAN 25 FUND
     Fund Performance ....................................................    17
     Financial Highlights ................................................    19
     Statement of Assets and Liabilities .................................    20
     Statement of Operations .............................................    21
     Statements of Changes in Net Assets .................................    22

Notes to Financial Statements ............................................    23

Independent Auditors Report ..............................................    27

 ...A MESSAGE FROM YOUR PRESIDENT

Dear Shareholders:

     The negative trend in the stock market fueled by the current slowdown in the nation's economy and the events of September 11 has created uncertainty for the financial services industry. Nonetheless, we are encouraged during these difficult times by our ability to generate sales in excess of redemptions of our initial mutual fund product, The IMPACT Total Return Portfolio ("Portfolio"), over the past twelve months.

     The Portfolio grew at an impressive rate this past year with net assets in the Portfolio up 27% from the previous fiscal year end. This increase can be primarily attributed to an increase in sales occurring mostly within the past six months.

     Sales of Portfolio shares increased for the fiscal year ended September 30, 2001 to $3,079,982 compared to $1,276,472 for the same period in 2000, an increase of 141%. This increase was due primarily to the efforts made by the Portfolio's primary distributor in building upon existing relationships within the retail broker dealer community and forging a strategic alliance with a national broker dealer.

     For the twelve months ended September 30, 2001, redemption of Portfolio shares totaled $2,387,415. A significant portion of these redemptions can be attributed to the activity of one former broker who was, but no longer remains, affiliated with the Portfolio's primary distributor.

     The Portfolio's primary distributor was able to leverage its sales efforts based on the strong investment performance achieved through the stock selection efforts of the Portfolio's sub-advisor, Schneider Capital Management, Inc. These investment results positioned the Portfolio to become one of the top performing mid-cap value funds in the country as noted by the Wall Street Journal, Barron's, and others throughout the last three quarters of this fiscal year.

     IMPACT Management Investment Trust experienced a delay in launching the marketing of its second portfolio, the Jordan 25 Fund, (soon to be renamed the IMPACT 25 Fund), as a result of a change in the management team of its investment advisor shortly after the fund became ready for distribution. This fund is expected to be launched under the IMPACT 25 Fund name with a new management team by the end of this calendar year. We believe the new management team's level of competence and trust will enable us to bring investors in our new fund value by achieving their desired investment results.

     As you know, competition in the mutual fund industry remains fierce. As a result, management will continue to look for ways to build on the recognition of the "IMPACT" brand name, which we have achieved nationally through the Portfolio's performance. In addition, management will be focused on efforts to reduce the Portfolio's overall expense ratio over the next fiscal year in order to penetrate additional markets sensitive to price. A lower expense ratio coupled with consistent investment performance should provide additional opportunities for the Portfolio and the upcoming IMPACT 25 Fund.

     As we face the tragedy of September 11, the uncertainty associated with the accompanying war on terrorism and the current economic conditions, we ask you to join us in prayer for our country. We believe God has blessed our country and we pray for His continued blessing. On behalf of the Board of Trustees, I want to thank you for the opportunity to serve you.


Sincerely,

A.J. Elko
President

 ...AN UPDATE OF THE MARKET


Dear Shareholders,

Prior to the attack of September 11th there were some technical indications of an improving stock market, as least as reflected by some of the indices. Of course, the stock market sell-off after that was significant. However, once the trauma of the attacks was fully discounted in the price structure a sharp snap back in several stock market indexes took place. That was consistent with the select improvement the stock market was showing prior to the attacks.

Along with the rebound in the price structure there are several factors in place that tend to accompany a strengthening stock market condition. In particular, as cited in our last report to shareholders, the Federal Reserve's stimulative policies are noteworthy. Additionally, by the time a recession is official and the headlines contain it, the majority of market weakness is typically over. Of course, we would expect consumer confidence to be low during a recession and the events of September 11th only aggravated the situation.

The technical indications, at the time of this report, indicate an improving economic situation in the U.S. that is being reflected in advance, by a strengthening stock market. The stock market tends to discount future events several months in advance, sometimes longer than that. In the meantime, the capable stock picking competence of Schneider Capital Management has allowed the Portfolio to be positioned as a top quality equity mutual fund.


Sincerely,
Charles R. Clark
Chief Market Analyst
Equity Assets Management, Inc.

 ...A MESSAGE FROM YOUR PORTFOLIO MANAGER - IMPACT TOTAL RETURN PORTFOLIO

Dear Fellow Shareholder:

We are pleased to provide you with the annual report for the IMPACT Total Return Portfolio (the "Portfolio") for the fiscal year ended September 30, 2001.

U.S. STOCK MARKET OVERVIEW
The sharp retreat on Wall Street after the Sept. 11 terrorist attacks capped a miserable period for U.S. equity markets during the year ended September 30, 2001. Economic data revealed severe weakness in the manufacturing segment and an increasingly fragile consumer sector. After Sept. 11, investors had to grapple with the collateral damage to the economy and consumer confidence in the aftermath of the attack. The S&P 500 Index fell 26.6% for the twelve-month period. The Russell 2000 Index of small cap stocks declined 21.1%. The tech-laden Nasdaq Composite Index dropped 59.1% and found itself an astounding 71% below its March 2000 peak.

INVESTMENT REVIEW
The Portfolio performed significantly better than the benchmark Russell 1000 Value Index during the year ended September 30, 2001, returning 8.24% (Retail Class Shares) versus -8.91% for the benchmark. The favorable results were generated from varied sources in the Portfolio's holdings.

Holdings in the financial services sector made a strong contribution to returns. Our savings & loans issues fared well as lower interest rates encouraged healthy mortgage refinancing activity. Our insurance stocks performed capably in the midst of a weak market. The Portfolio also benefited from our avoidance of large money center banks and brokerage firms.

Our investments in the consumer discretionary sector benefited from the strong performance of several turnaround situations in the retail industry.

STRATEGY AND OUTLOOK
The horrific attacks in New York City and Washington on Sept. 11 dashed the market's hopes that the U.S. would avoid a recession and enjoy the beginning of a moderate recovery later this year. Economic activity had already visibly weakened, and consumer confidence and spending were showing strains prior to the tragedy. Investors have now digested the fact that the current slowdown will be deeper and more prolonged than they had previously expected. On the positive side of the equation, the full force of fiscal and monetary stimulus are being engaged in an effort to make sure that the downturn is as short and shallow as possible. The full force of these measures should set the stage for a global rebound beginning in 2002.

Periods of excessive investor pessimism and high price volatility offer us the opportunity to add tremendous value to your portfolio. Therefore, we continue to employ our time-tested investment approach to uncover stocks that 1) are cheap in relation to their future earnings power and 2) possess agents for "positive quantum change" that will reinvigorate the company's profit growth.

The Portfolio's holdings continue to be most overweighted (in percentage terms) in the economically-sensitive materials & processing and autos & transportation sectors. The major change in sector weightings during the fiscal year was to increase our exposure to the autos & transportation sector, specifically the trucking, auto parts manufacturing and airline industries. We believe that the portfolio is well positioned to benefit from the eventual economic recovery.

We appreciate your support as we work energetically every day to invest in companies that we believe have temporarily fallen from favor but are near a turning point in their fortunes. The rewards can be handsome when these stocks eventually earn back the respect they once had among investors.


Arnold C. Schneider III, CFA
Portfolio Manager
Schneider Capital Management

 ...A MESSAGE FROM YOUR PORTFOLIO MANAGER - JORDAN 25 FUND


Dear Fellow Shareholders:

     The Fund began operations on January 24, 2001 and performed significantly better than the benchmark Lipper Growth Index through the year ended September 30, 2001, returning since inception .8% (Retail Class Shares) versus -29.70% for the benchmark, The favorable results were generated from the Fund maintaining a 100% cash position since inception.

     The Fund is expected to have a sub-advisor added to management team before the end of calendar year 2001 and is expected to be actively trading by the beginning of the year 2002.


Charles R. Clark
Portfolio Manager
Equity Assets Management, Inc.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                FOR THE FISCAL YEAR FROM OCTOBER 1, 2000 THROUGH
                               SEPTEMBER 30, 2001

                                [GRAPHIC OMITTED]

                         Growth of a $10,000 Investment
                              Retail Class Shares

                                     9/30/1997    9/30/1998    9/30/1999    9/30/2000    9/30/2001
                                     ---------    ---------    ---------    ---------    ---------
Impact Total Return - Retail          $10,000       $8,407       $9,374      $12,319      $13,334
Russell 1000 Value Index              $10,000      $10,359      $12,298      $13,394      $12,201
S&P 500 Index                         $10,000      $10,900      $13,925      $15,774      $11,570

The graph above compares the initial and subsequent account values at the fiscal years ended September 30, 1998, 1999, 2000 and 2001 of the Fund, in relation to the S&P 500 Index and the Russell 1000 Value Index. The graph assumes a $ 10,000 initial investment at October 1, 1997. Past performance is not indicative of future results.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                FOR THE FISCAL YEAR FROM OCTOBER 1, 2000 THROUGH
                               SEPTEMBER 30, 2001

                         Growth of a $10,000 Investment
                            Traditional Class Shares

                               [GRAPHIC OMITTED]

                                         2/3/2000    9/30/2000    9/30/2001
                                         --------    ---------    ---------
Impact Total Return - Traditional         $10,000     $12,780      $13,951
Russell 1000 Value Index                  $10,000     $10,698       $9,744
S&P 500 Index                             $10,000     $10,155       $7,449

The Traditional Class commenced operations on February 3, 2000. The graph above compares the initial and subsequent account values at the fiscal years ended September 30, 2000 and 2001 of the Fund, in relation to the S&P 500 Index and the Russell 1000 Value Index. The graph assumes a $ 10,000 initial investment at February 3, 2000. Past performance is not indicative of future results.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                FOR THE FISCAL YEAR FROM OCTOBER 1, 2000 THROUGH
                               SEPTEMBER 30, 2001

                         Growth of a $10,000 Investment
                             Wholesale Class Shares

                               [GRAPHIC OMITTED]

                                         10/5/1999    9/30/2000    9/30/2001
                                         ---------    ---------    ---------
Impact Total Return - Wholesale           $10,000      $13,220      $14,436
Russell 1000 Value Index                  $10,000      $10,854       $9,886
S&P 500 Index                             $10,000      $11,165       $8,190

The Wholesale Class commenced operations on October 5, 1999. The graph above compares the initial and subsequent account values at the fiscal years ended September 30, 2000 and 2001 of the Fund, in relation to the S&P 500 Index and the Russell 1000 Value Index. The graph assumes a $ 10,000 initial investment at October 5, 2000. Past performance is not indicative of future results.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                FOR THE FISCAL YEAR FROM OCTOBER 1, 2000 THROUGH
                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------
Total Return as of 9/30/01
--------------------------------------------------------------------------------
                                                           Total Return
                                               ---------------------------------
             Category                            1 Year          Since Inception
--------------------------------------------------------------------------------
Impact Total Return - Retail Class                8.2%                6.1% *
                                               ---------------------------------
Impact Total Return - Traditional Class           9.2%               22.2% +
                                               ---------------------------------
Impact Total Return - Wholesale Class             9.2%               20.3% ^
--------------------------------------------------------------------------------
Russell 1000 Value Index                         -8.9%                5.4% *
--------------------------------------------------------------------------------
S&P 500 Index                                   -26.6%                7.6% *
--------------------------------------------------------------------------------

The table above provides the average annual total return for the fiscal year of the Fund since inception in relation to the S&P 500 Index and the Russell 1000 Value Index.

     * Inception - June 17, 1997 (Annualized)
     + Inception - February 3, 2000 (Annualized)
     ^ Inception - October 5, 1999 (Annualized)
Past performance does not predict future results. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. All returns assume reinvestment of dividends.

                       IMPACT MANAGEMENT INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS
                                  RETAIL CLASS

                                                                        For the Year Ended                        June 17, 1997+
                                                    ----------------------------------------------------------          to
                                                   September 30,   September 30,   September 30,   September 30,   September 30,
                                                       2001            2000            1999            1998            1997
                                                    ----------      ----------      ----------      ----------      ----------
Per Share Data*
   Investment Income                                $     0.17      $     0.20      $     0.26      $     0.29      $     0.01
   Expenses                                              (0.25)          (0.19)          (0.22)          (0.21)          (0.01)
                                                    ----------      ----------      ----------      ----------      ----------
   Net investment income                                 (0.08)           0.01            0.04            0.08              --
   Distribution from net investment income               (0.02)             --           (0.08)          (0.01)             --
   Net realized and unrealized gain
     (loss) on investments                                0.99            2.55            0.86           (1.66)          (0.08)
   Distribution from realized gain
     (loss) on investments                               (0.82)          (0.48)          (0.69)             --              --
                                                    ----------      ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value                0.07            2.08            0.13           (1.59)          (0.08)
   Net asset value:
        Beginning of period                              10.54            8.46            8.33            9.92           10.00
                                                    ----------      ----------      ----------      ----------      ----------

        End of period                               $    10.61      $    10.54      $     8.46      $     8.33      $     9.92
                                                    ==========      ==========      ==========      ==========      ==========

Ratios and Supplemental Data
   Total Return#                                         8.24%          31.42%          11.50%        (15.93)%         (0.80)% ^
   Ratio of expenses to average net assets               2.20%           2.22%           2.47% #         2.25% #         2.25% ^#
   Ratio of net investment income to
     average net assets                                (0.68)%            .10%           0.42% #         0.88% #         0.00% ^
   Portfolio turnover rate                             162.78%         206.32%         254.79%         221.45%           0.00%
   Average commission rate paid                          .0016           .0023           .0612           .1296           .1437
   Net assets, end of period                        $1,551,950      $6,270,819      $1,969,144      $3,925,928      $  501,758
   Shares of beneficial interest outstanding,
     end of period                                     146,248         186,760         741,369         471,512          50,567
   Number of shareholder accounts, end of period            79              81             156             136              17

----------------------
+    Commencement of operations
* Selected data for a share of beneficial interest outstanding throughout each period
^    Based  on   operations   for  the  period  shown  and,   accordingly,   not
     representative of a full year
# Excludes administrative fee and account closing fee charged directly to shareholder accounts (See Note 3 to financial statements)

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS
                                 WHOLESALE CLASS

                                                                                October 5, 1999~
                                                           For the Year Ended   to September 30,
                                                           September 30, 2001         2000
                                                           ------------------      ----------
Per Share Data*
   Investment Income                                           $     0.27          $     0.52
   Expenses                                                         (0.25)              (0.30)
                                                               ----------          ----------
   Net investment income                                             0.02                0.22
   Distribution from net investment income                          (0.18)                 --
   Net realized and unrealized gain on investments                   1.01                2.50
   Distribution from realized gain on investments                   (0.30)                 --
                                                               ----------          ----------
   Net increase in net asset value                                   0.55                2.72
   Net asset value:
        Beginning of period                                         11.17                8.45
                                                               ----------          ----------

        End of period                                          $    11.72          $    11.17
                                                               ==========          ==========

Ratios and Supplemental Data
   Total Return                                                     9.20%              32.19%
   Ratio of expenses to average net assets                          1.98%               3.13%
   Ratio of net investment income to average net assets             0.20%               2.36%
   Average commission rate paid                                     .0016               .0023
   Portfolio turnover rate                                        162.78%             202.02%
   Net assets, end of period                                    2,084,822           1,441,027
   Shares of beneficial interest outstanding, end of period       177,856             129,052
   Number of shareholder accounts, end of period                       92                  75

-------------------------
* Selected data for a share of beneficial interest outstanding throughout each period
^    Based  on   operations   for  the  period  shown  and,   accordingly,   not
     representative of a full year
# Excludes administrative fee and account closing fee charged directly to shareholder accounts (See Note 3 to financial statements)
~    Wholesale class began trading October 5, 1999 at $8.45 per share

The accompanying notes are an integral part of these statements

                       IMPACT MANAGEMENT INVESTMENT TRUST
                         IMPACT TOTAL RETURN PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                                TRADITIONAL CLASS

                                                                                  February 3, 2000~
                                                           For the Year Ended     to September 30,
                                                           September 30, 2001           2000
                                                           ------------------        ----------
Per Share Data*
   Investment Income                                           $     0.91            $     1.55
   Expenses                                                         (0.76)                (0.84)
                                                               ----------            ----------
   Net investment income                                             0.15                  0.71
   Distribution from net investment income                          (0.11)                   --
   Net realized and unrealized gain on investments                   1.02                  2.07
   Distribution from realized gain on investments                   (0.04)                   --
                                                               ----------            ----------
   Net increase in net asset value                                   1.02                  2.78
   Net asset value:
        Beginning of period                                         12.78                 10.00
                                                               ----------            ----------

        End of period                                          $    13.80            $    12.78
                                                               ==========            ==========

Ratios and Supplemental Data
   Total Return                                                     9.16%                27.80% ^
   Ratio of expenses to average net assets                          5.13%                 7.07% ^#
   Ratio of net investment income to average net assets             1.03%                 6.08% ^#
   Average commission rate paid                                     .0016                 .0023
   Portfolio turnover rate                                        162.78%                93.35%
   Net assets, end of period                                   $  696,545            $    9,348
   Shares of beneficial interest outstanding, end of period        50,481                   782
   Number of shareholder accounts, end of period                       70                     4

-------------------------
* Selected data for a share of beneficial interest outstanding throughout each period
^    Based  on   operations   for  the  period  shown  and,   accordingly,   not
     representative of a full year
# Excludes administrative fee and account closing fee charged directly to shareholder accounts (See Note 3 to financial statements)
~    Traditional class began trading February 3, 2000 at $10.00 per share

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001

ASSETS
     Investments in securities, at value -
       identified cost $4,217,716                                  $  3,921,042
     Cash                                                               382,927
     Interest and dividends receivable                                    3,554
     Receivable from securities sold                                     77,621
                                                                   ------------

               TOTAL ASSETS                                           4,385,144
                                                                   ------------

LIABILITIES
     Payable for investment securities purchased                         44,265
     Investment advisory fee payable                                      4,452
     Distribution expenses payable                                        1,864
     Administrative fee payable                                           1,246
                                                                   ------------

               TOTAL LIABILITIES                                         51,827
                                                                   ------------

NET ASSETS                                                         $  4,333,317
                                                                   ============

NET ASSETS CONSIST OF:
     Accumulated net investment loss - net of distributions        $     (7,966)
     Accumulated net realized gain                                      605,429
     Net unrealized depreciation                                       (296,674)
     Paid-in capital applicable to 374,585 no par
        value shares of beneficial interest outstanding;
        unlimited number of shares authorized                         4,032,528
                                                                   ------------

NET ASSETS                                                         $  4,333,317
                                                                   ============


                                                                      NET ASSET
                                                        SHARES          VALUE
                                        NET ASSETS    OUTSTANDING     PER SHARE
                                        ----------     ----------     ----------
RETAIL CLASS                            $1,551,950        146,248     $    10.61
WHOLESALE CLASS                          2,084,822        177,856     $    11.72
TRADITIONAL CLASS                          696,545         50,481     $    13.80
                                        ----------     ----------     ----------

                                        $4,333,317        374,585
                                        ==========     ==========

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST

                      SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 2001


                                                          Shares        Value
                                                          ------    ------------
Common Stock - 98.1%
  Consumer Products = 8.3%
    Archer-Daniels-Midland Co.                            12,469    $    156,985
    Tate & Lyle PLC                                       11,000         164,901
    Tyson Foods, Inc                                         200           2,004

Transportation - 9.3%
    AMR Corporation*                                       1,700          32,538
    CSX Corporation                                        5,000         157,500
    Swift Transportation Co.*                              5,800         102,660
    Tidewater, Inc.                                         2600          69,394

Computers and Technology - 5.2%
    Micron Technology, Inc.*                               6,500         122,395
    Technip                                                  400          50,417
    Teradyne, Inc.*                                         1400          27,300

Utilities - 7.2%
    DTE Energy Co.                                         1,500          64,575
    Niagra Mohawk Holdings, Inc.*                          5,000          84,850
    P G & E Corporation                                    8,600         130,720

Capital Goods - 3.4%
    The Boeing Company*                                    1,100          36,850
    Clayton Homes, Inc.                                     7800          95,160

Basic Materials - 9.6%
    IMC Global Inc.                                        8,600          77,400
    Alcan Inc.                                             6,500         195,000
    NuCor Corp.                                            2,500          99,250

Communications - 4.5%
    Allegiance Telecom, Inc.*                              4,800          14,448
    MCI Worldcom, Inc.*                                   10,700         160,928

Services - 8.2%
     Circuit City Group                                      800           9,600
    J.C. Penney Co., Inc.                                  9,000         197,100
    Starwood Hotel & Resorts Worldwide                     2,200          48,400
    Royal Caribbean Cruises                                3,700          63,751
    Toys R Us, Inc.*                                         100           1,073

                      SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 2001
                                   (Concluded)

                                                          Shares        Value
                                                          ------    ------------
Energy - 1.8%
    Diamond Offshore Drilling, Inc.                       1,200     $     30,264
    Transocean Sedco Forex, Inc.                          1,500           39,600

Financial - Insurance - 28.2%
    Aetna, Inc.                                           8,500          245,565
    Allstate Corp.                                        3,500          130,725
    American Financial Group                              2,200           48,840
    Aon Corp.                                             1,900           79,800
    Fairfax Financial Holdings*                             700           89,647
    HCC Insurance Holdings                                2,900           76,270
    Loews Corporation                                     1,700           78,676
    Ace Limited                                           6,100          176,107
    Partnere Ltd.                                         3,600          169,560

Financial -Banking - 4.9%
    Washington Federal, Inc.                              2,200           55,110
    Washington Mutual, Inc.                               3,550          136,604

Consumer - Cyclical - 7.2%
    Paccar, Inc.                                          2,800          137,396
    Visteon Corp.                                        11,300          144,075

Consumer - Non Cyclical - 2.0%
    Office Depot, Inc.*                                   5,800           78,880

Financial - Consumer Financing - 0.2%
    Americredit Corp.*                                      300            9,486
                                                                    ------------

          Total common stocks (cost $4,188,478)                        3,891,804
                                                                    ------------

Short-Term Investments - 0.7%
    Rydex Series Trust - U.S. Government Money
        Market Fund (2.22% seven day yield,
        cost $29,238)                                    29,238          29,238
                                                                    ------------

         Total investments in securities - 90.5% of net
               assets (cost $ 4,217,716)                            $  3,921,042
                                                                    ============

--------------------------------

* Non-income producing security

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001


INVESTMENT INCOME
     Interest income                                                 $   19,230
     Dividend income                                                     54,286
                                                                     ----------

               TOTAL INCOME                                              73,516
                                                                     ----------

EXPENSES
     Investment advisory fee                                             45,476
     Distribution expenses                                               23,273
     Administrative fee                                                  12,733
                                                                     ----------

               TOTAL EXPENSES                                            81,482
                                                                     ----------

               NET INVESTMENT LOSS                                       (7,966)
                                                                     ----------

REALIZED AND UNREALIZED GAIN
     Net realized gain on securities                                    605,429
     Change in net unrealized depreciation on securities               (375,234)
                                                                     ----------

               NET REALIZED AND UNREALIZED GAIN                         230,195
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  222,229
                                                                     ==========

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BY CLASS:


RETAIL CLASS                                                         $  112,574
TRADITIONAL CLASS                                                        99,875
WHOLESALE CLASS                                                           9,780
                                                                     ----------

                                                                     $  222,229
                                                                     ==========

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000
                 ===============================================

                                                                           Year Ended       Year Ended
                                                                          September 30,    September 30,
                                                                              2001             2000
                                                                          ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
     Operations
          Net investment income (loss)                                    $     (7,966)    $     27,576
          Net realized gain on securities                                      605,429          198,792
          Change in net unrealized appreciation
               (depreciation) on securities                                   (375,234)         725,257
                                                                          ------------     ------------

             Increase in net assets resulting from operations                  222,229          951,625
                                                                          ------------     ------------

     Distributions to shareholders
          From net investment income                                           (27,576)              --
          From net realized gain on securities                                (198,792)        (302,987)
                                                                          ------------     ------------

             Total distributions to shareholders                              (226,368)        (302,987)
                                                                          ------------     ------------

     Beneficial interest share transactions*
          Shares sold                                                        3,079,982        1,276,472
          Shares redeemed                                                   (2,387,415)      (5,079,397)
          Shares issued for reinvestment of distributions                      225,370          302,987
                                                                          ------------     ------------

             Increase (decrease) in net assets from share transactions         917,937       (3,499,938)
                                                                          ------------     ------------

             Total increase (decrease) in net assets                           913,798       (2,851,300)
Net assets
     Beginning of period                                                     3,419,519        6,270,819
                                                                          ------------     ------------

     End of period (including undistributed net investment
          income (loss) of $(7,966) and $27,576, respectively)            $  4,333,317     $  3,419,519
                                                                          ============     ============

*Share information
          Shares sold                                                          238,631          138,039
          Shares redeemed                                                     (199,154)        (577,864)
          Change in shares resulting from transfers between classes             (1,341)         (17,932)
          Shares issued for reinvestment of distributions                       19,905           32,933
                                                                          ------------     ------------

                    Increase (decrease) in shares outstanding                   58,041         (424,824)
                                                                          ============     ============

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                                 JORDAN 25 FUND

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                FOR THE FISCAL YEAR FROM OCTOBER 1, 2000 THROUGH
                               SEPTEMBER 30, 2001

                                [GRAPHIC OMITTED]

                         Growth of a $10,000 Investment
                               Retail Class Shares

                          1/25/2001  9/30/2001
                          ---------  ---------
Jordan 25 - Retail         $10,000    $10,080
Lipper Growth Index        $10,000     $7,983

The Retail Class commenced operations on January 25, 2001. The graph above compares the initial and subsequent account values at the fiscal years ended September 30, 2001 of the Fund, in relation to the Lipper Growth Index. The graph assumes a $ 10,000 initial investment at January 25, 2001. Past performance is not indicative of future results.

                                [GRAPHIC OMITTED]

                         Growth of a $10,000 Investment
                            Traditional Class Shares

                          1/25/2001  9/30/2001
                          ---------  ---------
Jordan 25 - Traditional    $10,000    $10,120
Lipper Growth Index        $10,000     $7,983

The Traditional Class commenced operations on January 25, 2001. The graph above compares the initial and subsequent account values at the fiscal years ended September 30, 2001 of the Fund, in relation to the Lipper Growth Index. The graph assumes a $ 10,000 initial investment at January 25, 2001. Past performance is not indicative of future results.

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                                 JORDAN 25 FUND

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                FOR THE FISCAL YEAR FROM OCTOBER 1, 2000 THROUGH
                               SEPTEMBER 30, 2001

                                [GRAPHIC OMITTED]

                         Growth of a $10,000 Investment
                             Wholesale Class Shares

                          1/24/2001  9/30/2001
                          ---------  ---------
Jordan 25 - Wholesale      $10,000    $10,130
Lipper Growth Index        $10,000     $7,935

The Wholesale Class commenced operations on January 24, 2001. The graph above compares the initial and subsequent account values at the fiscal years ended September 30, 2001 of the Fund, in relation to the Lipper Growth Index. The graph assumes a $ 10,000 initial investment at January 24, 2001. Past performance is not indicative of future results.


        ------------------------------------------------------------
                          Total Return as of 9/30/01
        ------------------------------------------------------------
              Category                               Since Inception
        ------------------------------------------------------------
        Jordan 25 - Retail Class                            0.8% *
                                                   -----------------
        Jordan 25 - Traditional Class                       1.2% *
                                                   -----------------
        Jordan 25 - Wholesale Class                         1.3% +
        ------------------------------------------------------------
        Lipper Growth Index                                -29.7% *
        ------------------------------------------------------------

The table above provides the average annual total return for the fiscal year of the Fund since inception in relation to the Lipper Value Index.

     * Inception - January 25, 2001 (Not Annualized)
     + Inception - January 24, 2001 (Not Annualized)
Past performance does not predict future results. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. All returns assume reivestment of dividends.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                                 JORDAN 25 FUND

                              FINANCIAL HIGHLIGHTS
                              ====================

                                                          January 24, 2001~
                                                        to September 30, 2001
                                              ------------------------------------------
                                                Retail       Traditional      Wholesale
                                              ----------      ----------      ----------

Per Share Data*
   Investment Income                          $     0.24      $     0.24      $     0.24
   Expenses                                        (0.16)          (0.12)          (0.11)
                                              ----------      ----------      ----------
   Net investment income                            0.08            0.12            0.13
   Distribution from net investment income          0.00            0.00            0.00
   Net realized and unrealized
        gain (loss) on investments                  0.00            0.00            0.00
   Distribution from realized
        gain (loss) on investments                  0.00            0.00            0.00
                                              ----------      ----------      ----------
   Net increase (decrease)
        in net asset value                          0.08            0.12            0.13
   Net asset value:
        Beginning of period                        10.00           10.00           10.00
                                              ----------      ----------      ----------
        End of period                         $    10.08      $    10.12      $    10.13
                                              ==========      ==========      ==========

Ratios and Supplemental Data
   Total Return^                                   0.80%           1.20%           1.30%
   Ratio of expenses to average
        net assets^                                1.76%           1.27%           1.80%
   Ratio of net investment income
        to average net assets^                     0.75%           1.23%           3.03%
   Portfolio turnover rate                         0.00%           0.00%           0.00%
   Net assets, end of period                  $    1,008      $      954      $   10,135
   Shares of beneficial interest
        outstanding, end of period                   100              94           1,000
   Number of shareholder
        accounts, end of period                        1               1               1

-------------------------
* Selected data for a share of beneficial interest outstanding outstanding throughout each period
^    Based  on   operations   for  the  period   shown  and,   accordingly   not
     representative of a full year
~    Jordan 25 Fund began trading January 24, 2001 at $10.00 per share

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                                 JORDAN 25 FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
                               ==================

ASSETS - CASH                                                      $   12,116

LIABILITIES - ACCRUED OPERATING EXPENSES                                   19
                                                                   ----------

NET ASSETS                                                         $   12,097
                                                                   ==========

NET ASSETS CONSIST OF:
     Accumulated net investment income - net of distributions $ 227 Paid-in capital applicable to 1,194 no par value shares of beneficial interest outstanding; unlimited number of
          shares authorized                                            11,870
                                                                   ----------

NET ASSETS                                                         $   12,097
                                                                   ==========


                                                                      NET ASSET
                                                         SHARES         VALUE
                                        NET ASSETS     OUTSTANDING    PER SHARE
                                        ----------     ----------     ----------
RETAIL CLASS                            $    1,008            100     $    10.08
WHOLESALE CLASS                             10,135          1,000     $    10.13
TRADITIONAL CLASS                              954             94     $    10.12
                                        ----------     ----------

                                        $   12,097          1,194
                                        ==========     ==========

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                                 JORDAN 25 FUND

                             STATEMENT OF OPERATIONS
                FOR THE PERIOD FROM INCEPTION (JANUARY 24, 2001)
                           THROUGH SEPTEMBER 30, 2001
                           ==========================

INVESTMENT INCOME - INTEREST                                          $      479
                                                                      ----------

EXPENSES
     Investment advisory fee                                                 164
     Distribution expenses                                                    40
     Administrative fee                                                       48
                                                                      ----------

               Total expenses                                                252
                                                                      ----------

NET INVESTMENT INCOME AND INCREASE IN NET
  ASSETS RESULTING FROM OPERATIONS                                    $      227
                                                                      ==========

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                                 JORDAN 25 FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                FOR THE PERIOD FROM INCEPTION (JANUARY 24, 2001)
                           THROUGH SEPTEMBER 30, 2001
                           ==========================


INCREASE IN NET ASSETS
     Operations
          Net investment income                                      $      227
                                                                     ----------

     Beneficial interest share transactions*
          Shares sold                                                    40,525
          Shares redeemed                                               (28,655)
                                                                     ----------

             Increase in net assets from share transactions              11,870
                                                                     ----------

                    Total increase in net assets                         12,097
Net assets
     Beginning of period                                                     --
                                                                     ----------

     End of period (including undistributed net investment
          income of $227)                                            $   12,097
                                                                     ==========

*Share information
          Shares sold                                                     4,023
          Shares redeemed                                                (2,829)
                                                                     ----------

                    Increase in shares outstanding                        1,194
                                                                     ==========

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                 IMPACT TOTAL RETURN PORTFOLIO & JORDAN 25 FUND

                          NOTES TO FINANCIAL STATEMENTS
                          =============================


NOTE 1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       ORGANIZATION
       ------------

          IMPACT Management Investment Trust (the "Trust") was organized as a Massachusetts business trust on December 18, 1996. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-ended management investment company. IMPACT Total Return Portfolio ("IMPACT") was the initial series of the Trust. IMPACT commenced operations on June 17, 1997, with the sale of 10,000 shares of beneficial interest to Jordan American Holdings, Inc., d/b/a Equity Assets Management ("EAM") (the "Investment Advisor"), for cash in the amount of $100,000.

          On January 16, 2001, the second series of the Trust, the Jordan 25 Fund ("Jordan 25") was formed. On January 24 and 25, the Trust sold 1,194 shares of beneficial interest to EAM for cash in the amount of $12,000. Both series (collectively "Funds") of the Trust offer four classes of shares (See Note 3).

     SECURITY VALUATION
     ------------------

          Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities, which are traded in the over-the-counter market, are valued at the mean between the last closing bid and ask prices in the market on that day.

     METHOD OF REPORTING
     -------------------

          The financial statements are presented in accordance with generally accepted accounting principles, which require the use of certain estimates made by the Funds' management. The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis.

     FEDERAL INCOME TAXES
     --------------------

          No provision for federal income taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all their taxable income to their shareholders.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                 IMPACT TOTAL RETURN PORTFOLIO & JORDAN 25 FUND

                          NOTES TO FINANCIAL STATEMENTS
                          =============================
                                   (Continued)


NOTE 2.   INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities of IMPACT, other than short-term investments, during the year ended September 30, 2001 were $6,611,559 and $5,899,662, respectively. At September 30, 2001, the aggregate cost of investments for federal income tax and financial reporting purposes was $4,217,716 and net unrealized depreciation aggregated $296,674, of which $277,247 related to appreciated investments and $573,921 to depreciated investments.

     The Jordan 25 had no purchases or sales of investment securities other than short-term investments during the period.


NOTE 3.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has entered into an investment advisory agreement with the Investment Advisor. The Investment Advisor makes investment decisions with respect to the assets of the Funds and reviews, supervises and administers the investment program of the Funds. As compensation for services rendered, the Investment Advisor receives an annual investment advisory fee based on the Funds' average daily assets. The investment advisory fee is calculated daily and paid monthly.

     IMPACT entered into a sub-advisory agreement with Schneider Capital Management, Inc. ("Schneider"). Pursuant to the sub-advisory agreement, the Investment Advisor pays Schneider monthly at the rate of 60 basis points annually, out of its advisory fee.

     The Trust has a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. Under the provisions of the Distribution Plan, the Funds pay or reimburse the Investment Advisor, affiliates or other third parties for expenses incurred in connection with the promotion and distribution of the Funds' shares based on the average daily net assets of the Funds.

     The Trust has an administrative service agreement with Impact Administrative Services, Inc. ("IASI"), an affiliate of the Investment Advisor. Under the agreement, IASI provides administrative personnel and services necessary to operate the Fund including transfer agent and dividend disbursing agent services. IASI bears substantially all operating expenses of the Funds, excluding brokerage fees, interest charges and taxes. For these services, IASI was paid a fee of $165.00 per account through April 30, 1999. The annual fee paid to IASI was charged to shareholder accounts at each month end as redemption of shares of beneficial interest. Subsequent to April 30, 1999, the Trust began charging an administrative service fee based on daily net assets of the Funds. The administrative service fee is calculated daily and paid monthly to IASI. In addition, prior to January 1, 2001, when a shareholder closed an account,

                       IMPACT MANAGEMENT INVESTMENT TRUST
                 IMPACT TOTAL RETURN PORTFOLIO & JORDAN 25 FUND

                          NOTES TO FINANCIAL STATEMENTS
                          =============================
                                   (Continued)


NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

     IASI was paid a fee of $2.00, which was charged, to the shareholder as redemption of shares of beneficial interest.

     The following table describes the fees and expenses applicable to each class of shares.

                                 Retail   Traditional   Wholesale  Institutional
                                  Class      Class        Class     Class (2)
                                ------------------------------------------------
     Sales Charge (1)              --        5.75%         --          --
     Investment Advisory Fee:
          IMPACT                  1.25%      1.25%        1.25%       1.25%
          Jordan 25               1.20%      1.20%        1.20%       1.20%
     Distribution (12b-1) Fees    1.00%      0.25%        0.25%        none
     Administrative Expenses      0.35%      0.35%        0.35%       0.35%

     (1) Reduced for purchases of $50,000 or more, decreasing to zero for purchases over $1 million.
     (2) As of September 30, 2001, no shares of beneficial interest have been sold.

     A wholly-owned subsidiary of the Investment Advisor, IMPACT Financial Network, Inc. ("IFNI"), a broker and dealer in securities registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc., was reimbursed 12b-1 fees and sales charges from both series of the Trust for a total of $61,824 and $38,163 pursuant to the provisions of the Distribution Plan for the years ended September 30, 2001 and 2000. IFNI pays out a portion of these fees to additional selling agents.

     Certain officers of the Trust and members of the Board of Trustees are also officers and directors of the Investment Advisor.

NOTE 4.   CAPITAL SHARE TRANSACTIONS

IMPACT TOTAL RETURN PORTFOLIO:

                                                 YEAR ENDED                      YEAR ENDED
                                             SEPTEMBER 30, 2001              SEPTEMBER 30, 2000
                                           AMOUNT          SHARES          AMOUNT          SHARES
                                        -----------     -----------     -----------     -----------
RETAIL CLASS:
-------------
     Sold                               $   402,322          35,517     $   220,940          23,374
     Reinvestment                           159,238          14,307         302,987          32,933
     Repurchased                           (853,473)        (75,407)     (2,107,310)       (242,281)
     Transfers between classes             (167,883)        (14,929)     (3,036,344)       (368,634)
                                        -----------     -----------     -----------     -----------

        NET DECREASE IN RETAIL CLASS       (459,796)        (40,512)     (4,619,727)       (554,608)
                                        -----------     -----------     -----------     -----------

                       IMPACT MANAGEMENT INVESTMENT TRUST
                 IMPACT TOTAL RETURN PORTFOLIO & JORDAN 25 FUND

                          NOTES TO FINANCIAL STATEMENTS
                          =============================
                                   (Continued)


NOTE 4.   CAPITAL SHARE TRANSACTIONS (CONTINUED)

IMPACT TOTAL RETURN PORTFOLIO (Concluded):

IMPACT TOTAL RETURN PORTFOLIO:

                                                           YEAR ENDED                      YEAR ENDED
                                                       SEPTEMBER 30, 2001              SEPTEMBER 30, 2000
                                                     AMOUNT          SHARES          AMOUNT          SHARES
                                                  -----------     -----------     -----------     -----------
TRADITIONAL CLASS:
------------------
     Sold                                            749,969          49,780           8,649             732
     Reinvestment                                        201              15              --              --
     Repurchased                                        (677)            (46)             --              --
     Transfers between classes                            --              --              --              --
                                                 -----------     -----------     -----------     -----------

        NET INCREASE IN TRADITIONAL CLASS            749,493          49,749           8,649             732
                                                 -----------     -----------     -----------     -----------

WHOLESALE CLASS:
----------------
     Sold                                          1,927,691         153,334       1,046,883         113,933
     Reinvestment                                     65,932           5,583              --              --
     Repurchased                                  (1,533,266)       (123,701)     (2,972,087)       (335,583)
     Transfers between classes                       167,883          13,588       3,036,344         350,702
                                                 -----------     -----------     -----------     -----------

        NET INCREASE IN WHOLESALE CLASS              628,240          48,804       1,111,140         129,052
                                                 -----------     -----------     -----------     -----------

        TOTAL NET INCREASE (DECREASE) IN FUND    $   917,937          58,041     $(3,499,938)       (424,824)
                                                 ===========     ===========     ===========     ===========

JORDAN 25 FUND:
                                                      PERIOD ENDED
                                                   SEPTEMBER 30, 2001
                                                 AMOUNT          SHARES
                                              -----------     -----------
RETAIL CLASS:
-------------
     Sold                                     $     1,000             100
     Reinvestment                                      --              --
     Repurchased                                       --              --
                                              -----------     -----------

        NET INCREASE IN RETAIL CLASS                1,000             100
                                              -----------     -----------

TRADITIONAL CLASS:
------------------
     Sold                                             943              94
     Reinvestment                                      --              --
     Repurchased                                       --              --
                                              -----------     -----------

        NET INCREASE IN TRADITIONAL CLASS             943              94
                                              -----------     -----------

WHOLESALE CLASS:
----------------
     Sold                                          38,582           3,829
     Reinvestment                                      --              --
     Repurchased                                  (28,655)         (2,829)
                                              -----------     -----------

        NET INCREASE IN WHOLESALE CLASS             9,927           1,000
                                              -----------     -----------

        TOTAL NET INCREASE IN FUND            $    11,870           1,194
                                              ===========     ===========

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
IMPACT Management Investment Trust
IMPACT Total Return Portfolio and Jordan 25 Fund

We have audited the accompanying statements of assets and liabilities of IMPACT Total Return Portfolio ("IMPACT") and Jordan 25 Fund ("Jordan") (collectively the "Funds"), two Series of IMPACT Management Investment Trust, including the schedule of investments in securities as of September 30, 2001, the related statements of operations for the period ended September 30, 2001 and changes in net assets for the periods ended September 30, 2001 and 2000 and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with accounting principles generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IMPACT Total Return Portfolio and Jordan 25 Fund, two Series of IMPACT Management Investment Trust, as of September 30, 2001, the results of its operations and changes in net assets for the periods ended September 30, 2001 and 2000 and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                                          SPICER, JEFFRIES & CO.

Denver, Colorado
November 7, 2001